UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 7)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 17, 2011

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 Broadway, 6th Floor

Cambridge, MA 02139

(Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATION OF AMENDMENT

The purpose of this Amendment No. 7 to our Current Report on Form 8-K filed with the Securities Exchange Commission on May 23, 2011, and amended by Amendment No.1 thereto, filed on July 20, 2011, Amendment No.2 thereto, filed on September 30, 2011, Amendment No.3 thereto, filed on October 24, 2011, Amendment No.4 thereto, filed on October 28, 2011, Amendment No.5 thereto, filed on November 7, 2011 and Amendment No. 6 thereto, filed on November 8, 2011 (as amended, the “Form 8-K”), is to furnish exhibits 10.21 and 10.8 which have been revised to update our confidential treatment requests.

List of Updated Exhibits:

No other changes have been made to the Form 8-K other than those described above. This Amendment No. 7 does not reflect any subsequent events occurring after the original filing date of the Form 8-K, other than described above, or modify or update in any way disclosures made in the Form 8-K.

Item 9.01.                   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 25, 2011(12)

3.1	Certificate of Incorporation, as amended(10)

3.2	By-Laws, as amend(6)

4.1	Amended and Restated Stockholders’ Agreement, dated May 17, 2011, by and among the Company, as successor to Radius Health, Inc., and the Stockholders listed therein(3)

10.1*	Clinical Trial Services Agreement and Work Statement NB-1, dated March 29, 2011, by and between the Company, as successor to Radius Health, Inc., and Nordic BioScience Clinical Development VII A/S(11)

10.2	Amended and Restated Stock Issuance Agreement, dated May 16, 2011, by and between the Company, as successor to Radius Health, Inc., and Nordic BioScience Clinical Development VII A/S(8)

10.2.1

Stock Issuance Agreement, dated March 29, 2011 by and between Radius Health, Inc. and Nordic BioScience Clinical Development VII A/S. This agreement has been superseded and replaced by the Amended and Restated Stock Issuance Agreement filed as Exhibit 10.2 hereof.(13)

10.3	Side Letter, dated March 29, 2011, by and between the Company, as successor to Radius Health, Inc., and Nordic BioScience Clinical Development VII A/S(11)

10.4*	License Agreement, dated September 27, 2005, by and between the Company, as successor to Radius Health, Inc., and SCRAS S.A.S., on behalf of itself and its Affiliates(13)

10.5*	Pharmaceutical Development Agreement, dated January 2, 2006, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S(11)

10.6*	Amendment No. 1 to Pharmaceutical Development Agreement, dated January 1, 2007, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S.(13)

10.7	License Agreement Amendment No. 1, dated September 12, 2007, by and between the Company, as successor to Radius Health, Inc., and SCRAS S.A.S. (11)

10.8*	Amendment No. 2 to Pharmaceutical Development Agreement, dated January 1, 2009, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S.

10.9*	Amendment No. 3 to Pharmaceutical Development Agreement, dated June 16, 2010, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S. (11)

10.10	License Agreement Amendment No. 2, dated May 11, 2011, by and between the Company, as successor to Radius Health, Inc., and Ipsen Pharma S.A.S. (1)

10.11	Series A-1 Convertible Preferred Stock Issuance Agreement, dated May 11, 2011, by and between the Company, as successor to Radius Health, Inc., and Ipsen Pharma S.A.S. (1)

10.12	Development and Manufacturing Services Agreement, dated October 16, 2007, by and between the Company, as successor to Radius Health, Inc., and LONZA Sales Ltd. (11)

10.13*	Work Order No. 2, dated January 15, 2010, by and between the Company, as successor to Radius Health, Inc., and LONZA Sales Ltd.(13)

10.14*	Amendment No. 3 to Work Order No.2, dated December 15, 2010, by and between the Company, as successor to Radius Health, Inc., and LONZA Sales Ltd.(13)

10.15*	Development and Clinical Supplies Agreement, dated June 19, 2009, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co.(13)

10.16*	Amendment No. 1, dated December 31, 2009, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.17*	Amendment No. 2, dated September 16, 2010, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.18	Amendment No. 3, dated September 29, 2010, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.19*

Change Order Form - Amendment No. 5, dated February 4, 2011, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.20*	Amendment No. 4, dated March 2, 2011, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co.(13)

10.21*	Laboratory Services and Confidentiality Agreement, dated March 31, 2004, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories, Inc.

10.22	First Amendment to Laboratory Services and Confidentiality Agreement, dated November 7, 2008, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories, Inc. (11)

10.23*	Letter of Payment Authorization, dated November 20, 2010, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories Preclinical Services Montréal Inc.(13)

10.24*	Letter of Payment Authorization, dated February 7, 2011, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories Preclinical Services Montréal Inc.(13)

10.25*	License Agreement, dated June 29, 2006, by and between the Company, as successor to Radius Health, Inc., and Eisai Co., Ltd.(13)

10.26	Series A-1 Purchase Agreement, dated April 25, 2011, by and among the Company, as successor to Radius Health, Inc., and the Investors listed therein (1)

10.26.1	Amendment No. 1 to Series A-1 Convertible Preferred Stock Purchase Agreement, dated May 11, 2011(5)

10.27**	Radius Health, Inc. (f/k/a Nuvios, Inc.) 2003 Long-Term Incentive Plan, assumed in the Merger(3)

10.28**	Radius Health, Inc. First Amendment to 2003 Long-Term Incentive Plan effective as of December 15, 2006, assumed in the Merger(3)

10.29**	Radius Health, Inc. Second Amendment to 2003 Long-Term Incentive Plan effective as of March 28, 2008, assumed in the Merger(3)

10.30**	Radius Health, Inc. Third Amendment to 2003 Long-Term Incentive Plan effective as of November 14, 2008, assumed in the Merger(3)

10.31	Radius Health, Inc. 2003 Long-Term Incentive Plan Form of Stock Option Agreement(3)

10.32**

Radius Health, Inc. (f/k/a Nuvios, Inc.) 2003 Long-Term Incentive Plan Stock Option Agreement, dated October 8, 2004, by and between the Company, as successor to Nuvios, Inc., and Richard Lyttle for Option No. 04-103(3)

10.33**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Richard Lyttle for Option No. 07-08(3)

10.34**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Richard Lyttle for Option No. 08-09(3)

10.35**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Richard Lyttle for Option No. 08-14(3)

10.36**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated February 15, 2006, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 06-07(3)

10.37**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 07-07(3)

10.38**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 08-05(3)

10.39**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 08-10(3)

10.40**

Radius Health, Inc. (f/k/a Nuvios, Inc.) 2003 Long-Term Incentive Plan Stock Option Agreement, dated December 16, 2003, by and between the Company, as successor to Nuvios, Inc., and Gary Hattersley for Option No. 03-001(3)

10.41**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated February 15, 2006, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 06-02(3)

10.42**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 07-06(3)

10.43**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 08-08(3)

10.44**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 08-13(3)

10.45**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey for Option No. 07-09(3)

10.46**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey for Option No. 08-06(3)

10.47**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey for Option No. 08-11(3)

10.48	Employment Letter Agreement, dated July 2, 2004, by and between the Company, as successor to Nuvios, Inc., and C. Richard Edmund Lyttle(3)

10.49	Employment Letter Agreement, November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Gary Hattersley(3)

10.50	Employment Letter Agreement, dated January 30, 2006, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea(3)

10.51	Employment Letter Agreement, dated November 15, 2006, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey(6)

10.52	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Ansbert K. Gadicke(3)

10.53	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and C. Richard Edmund Lyttle(3)

10.54	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Martin Muenchbach(3)

10.55	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Jonathan Fleming(3)

10.56	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Kurt Graves(3)

10.57	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Elizabeth Stoner(3)

10.58	Indemnification Agreement, dated October 12, 2010, by and between the Company, as successor to Radius Health, Inc., and Alan Auerbach(3)

10.59	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Michael Rosenblatt, M.D. (3)

10.60	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Christopher Mirabelli(3)

10.61	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Augustine Lawlor(3)

10.62	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Edward Mascioli, M.D. (3)

10.63	Consent to Sublease, dated January 14, 2011, by and among the Company, as successor to Radius Health, Inc., Sonos, Inc., and Broadway/Hampshire Associates Limited Partnership(6)

10.64	Sublease, dated January 14, 2011, by and between the Company, as successor to Radius Health, Inc., and Sonos, Inc. (6)

10.65	Amended and Restated Warrant to Purchase Common Stock, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and SVB Financial Group(3)

10.66**	Warrant to Purchase Series A-1 Convertible Preferred Stock, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Leerink Swann LLC(3)

10.67	Redemption Agreement, by and between MPM Acquisition Corp. and MPM Asset Management LLC, dated April 25, 2011(7)

10.68	Loan and Security Agreement, dated May 23, 2011, with General Electric Capital Corporation as agent and a lender, and Oxford Finance LLC as a lender(4)

10.69	Promissory Note, dated May 23, 2011, issued by the Company to General Electric Capital Corporation in the principal amount of $12,500,000(4)

10.70	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $3,125,000(4)

10.71	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $9,375,000(4)

10.72	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to GE Capital Equity Investments(4)

10.73	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to Oxford Finance LLC(4)

10.74	Lease by and between Broadway Hampshire Associates Limited Partnership and Radius Health, Inc. 201 Broadway Cambridge, Massachusetts, dated July 15, 2011(2)

10.75*	Change Order Form #6, dated June 20, 2011, to the 3M Development Agreement, by and between the Company and 3M(13)

10.76*	Change Order Form #7, dated August 2, 2011, to the 3M Development Agreement, by and between the Company and 3M(13)

10.77*	Change Order Form #8, dated July 28, 2011, to the 3M Development Agreement, by and between the Company and 3M (11)

10.78*	Addendum to Change Order Form #8, dated August 16, 2011, to the 3M Development Agreement, by and between the Company and 3M (11)

10.79*	Change Order Form #9, dated August 12, 2011, to the 3M Development Agreement, by and between the Company and 3M (11)

10.80*	Change Order Form #10, dated October 3, 2011, to the 3M Development Agreement, by and between the Company and 3M(13)

10.81**	Radius Health, Inc. 2003 Long-Term Incentive Plan Stock Option Agreement, dated October 12, 2010 by and between the Company and Alan Auerbach for Option No. 10-01. (1)

10.82**	Radius Health, Inc. 2003 Long-Term Incentive Plan Stock Option Agreement, dated October 12, 2010 by and between the Company and Alan Auerbach for Option No. 10-02. (1)

16.1	Letter from Raich Ende Malter & Co. LLP as to the change in certifying accountant, dated as of July 20, 2011(10)

99.1	Audited financial statements of Target for the fiscal years ended December 31, 2010 and 2009 and Unaudited financial statements of Target for the three months ended March 31, 2011 and 2010(9)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2010 and the three months ended March 31, 2011(9)

*Confidential Treatment Requested by the Registrant.  Redacted Portion Filed Separately with the Commission.

**Share numbers and per share prices are presented pre-Reverse Split completed by Radius Health, Inc. on May 17, 2011.

(1)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on November 7, 2011

(2)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on September 30, 2011

(3)           Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 23, 2011.

(4)           Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 27, 2011.

(5)           Incorporated by reference to the Company’s Registration Statement on Form S-1 filed on June 23, 2011.

(6)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on September 30, 2011.

(7)           Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2011.

(8)           Incorporated by reference to the Company’s Periodic Report on Form 10-Q/A filed on October 24, 2011

(9)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on July 20, 2011.

(10)         Incorporated by reference to the Company’s Registration Statement on Form S-1/A filed on October 6, 2011.

(11)         Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on October 24, 2011 relating to the Company’s Form 8-K initially filed of on May 23, 2011.

(12)         Incorporated by reference to the Company’s Form 8-K/A filed October 24, 2011 relating to the Company’s Form 8-K initially filed on April 29, 2011.

(13)         Incorporated by reference to the Company’s Form 8-K/A filed November 8th, 2011 relating to the Company’s Form 8-K initially filed May 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: November 9, 2011	By:	/s/ C. Richard Edmund Lyttle
Name: C. Richard Edmund Lyttle
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 25, 2011(12)

3.1	Certificate of Incorporation, as amended(10)

3.2	By-Laws, as amend(6)

4.1	Amended and Restated Stockholders’ Agreement, dated May 17, 2011, by and among the Company, as successor to Radius Health, Inc., and the Stockholders listed therein(3)

10.1*	Clinical Trial Services Agreement and Work Statement NB-1, dated March 29, 2011, by and between the Company, as successor to Radius Health, Inc., and Nordic BioScience Clinical Development VII A/S(11)

10.2	Amended and Restated Stock Issuance Agreement, dated May 16, 2011, by and between the Company, as successor to Radius Health, Inc., and Nordic BioScience Clinical Development VII A/S(8)

10.2.1

Stock Issuance Agreement, dated March 29, 2011 by and between Radius Health, Inc. and Nordic BioScience Clinical Development VII A/S. This agreement has been superseded and replaced by the Amended and Restated Stock Issuance Agreement filed as Exhibit 10.2 hereof.(13)

10.3	Side Letter, dated March 29, 2011, by and between the Company, as successor to Radius Health, Inc., and Nordic BioScience Clinical Development VII A/S(11)

10.4*	License Agreement, dated September 27, 2005, by and between the Company, as successor to Radius Health, Inc., and SCRAS S.A.S., on behalf of itself and its Affiliates(13)

10.5*	Pharmaceutical Development Agreement, dated January 2, 2006, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S(11)

10.6*	Amendment No. 1 to Pharmaceutical Development Agreement, dated January 1, 2007, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S.(13)

10.7	License Agreement Amendment No. 1, dated September 12, 2007, by and between the Company, as successor to Radius Health, Inc., and SCRAS S.A.S. (11)

10.8*	Amendment No. 2 to Pharmaceutical Development Agreement, dated January 1, 2009, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S.

10.9*	Amendment No. 3 to Pharmaceutical Development Agreement, dated June 16, 2010, by and between the Company, as successor to Radius Health, Inc., and Beaufour Ipsen Industrie S.A.S. (11)

10.10	License Agreement Amendment No. 2, dated May 11, 2011, by and between the Company, as successor to Radius Health, Inc., and Ipsen Pharma S.A.S. (1)

10.11	Series A-1 Convertible Preferred Stock Issuance Agreement, dated May 11, 2011, by and between the Company, as successor to Radius Health, Inc., and Ipsen Pharma S.A.S. (1)

10.12	Development and Manufacturing Services Agreement, dated October 16, 2007, by and between the Company, as successor to Radius Health, Inc., and LONZA Sales Ltd. (11)

10.13*	Work Order No. 2, dated January 15, 2010, by and between the Company, as successor to Radius Health, Inc., and LONZA Sales Ltd.(13)

10.14*	Amendment No. 3 to Work Order No.2, dated December 15, 2010, by and between the Company, as successor to Radius Health, Inc., and LONZA Sales Ltd.(13)

10.15*	Development and Clinical Supplies Agreement, dated June 19, 2009, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co.(13)

10.16*	Amendment No. 1, dated December 31, 2009, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.17*	Amendment No. 2, dated September 16, 2010, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.18	Amendment No. 3, dated September 29, 2010, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.19*

Change Order Form - Amendment No. 5, dated February 4, 2011, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co. (11)

10.20*	Amendment No. 4, dated March 2, 2011, to the 3M Development Agreement, by and among the Company, as successor to Radius Health, Inc., and 3M Co. and 3M Innovative Properties Co.(13)

10.21*	Laboratory Services and Confidentiality Agreement, dated March 31, 2004, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories, Inc.

10.22	First Amendment to Laboratory Services and Confidentiality Agreement, dated November 7, 2008, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories, Inc. (11)

10.23*	Letter of Payment Authorization, dated November 20, 2010, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories Preclinical Services Montréal Inc.(13)

10.24*	Letter of Payment Authorization, dated February 7, 2011, by and between the Company, as successor to Radius Health, Inc., and Charles River Laboratories Preclinical Services Montréal Inc.(13)

10.25*	License Agreement, dated June 29, 2006, by and between the Company, as successor to Radius Health, Inc., and Eisai Co., Ltd.(13)

10.26	Series A-1 Purchase Agreement, dated April 25, 2011, by and among the Company, as successor to Radius Health, Inc., and the Investors listed therein (1)

10.26.1	Amendment No. 1 to Series A-1 Convertible Preferred Stock Purchase Agreement, dated May 11, 2011(5)

10.27**	Radius Health, Inc. (f/k/a Nuvios, Inc.) 2003 Long-Term Incentive Plan, assumed in the Merger(3)

10.28**	Radius Health, Inc. First Amendment to 2003 Long-Term Incentive Plan effective as of December 15, 2006, assumed in the Merger(3)

10.29**	Radius Health, Inc. Second Amendment to 2003 Long-Term Incentive Plan effective as of March 28, 2008, assumed in the Merger(3)

10.30**	Radius Health, Inc. Third Amendment to 2003 Long-Term Incentive Plan effective as of November 14, 2008, assumed in the Merger(3)

10.31	Radius Health, Inc. 2003 Long-Term Incentive Plan Form of Stock Option Agreement(3)

10.32**

Radius Health, Inc. (f/k/a Nuvios, Inc.) 2003 Long-Term Incentive Plan Stock Option Agreement, dated October 8, 2004, by and between the Company, as successor to Nuvios, Inc., and Richard Lyttle for Option No. 04-103(3)

10.33**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Richard Lyttle for Option No. 07-08(3)

10.34**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Richard Lyttle for Option No. 08-09(3)

10.35**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Richard Lyttle for Option No. 08-14(3)

10.36**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated February 15, 2006, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 06-07(3)

10.37**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 07-07(3)

10.38**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 08-05(3)

10.39**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea for Option No. 08-10(3)

10.40**

Radius Health, Inc. (f/k/a Nuvios, Inc.) 2003 Long-Term Incentive Plan Stock Option Agreement, dated December 16, 2003, by and between the Company, as successor to Nuvios, Inc., and Gary Hattersley for Option No. 03-001(3)

10.41**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated February 15, 2006, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 06-02(3)

10.42**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 07-06(3)

10.43**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 08-08(3)

10.44**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Gary Hattersley for Option No. 08-13(3)

10.45**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated July 12, 2007, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey for Option No. 07-09(3)

10.46**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated May 8, 2008, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey for Option No. 08-06(3)

10.47**

Radius Health, Inc. 2003 Long-Term Incentive Plan Incentive Stock Option Agreement, dated December 3, 2008, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey for Option No. 08-11(3)

10.48	Employment Letter Agreement, dated July 2, 2004, by and between the Company, as successor to Nuvios, Inc., and C. Richard Edmund Lyttle(3)

10.49	Employment Letter Agreement, November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Gary Hattersley(3)

10.50	Employment Letter Agreement, dated January 30, 2006, by and between the Company, as successor to Radius Health, Inc., and Louis O’Dea(3)

10.51	Employment Letter Agreement, dated November 15, 2006, by and between the Company, as successor to Radius Health, Inc., and Nick Harvey(6)

10.52	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Ansbert K. Gadicke(3)

10.53	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and C. Richard Edmund Lyttle(3)

10.54	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Martin Muenchbach(3)

10.55	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Jonathan Fleming(3)

10.56	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Kurt Graves(3)

10.57	Indemnification Agreement, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Elizabeth Stoner(3)

10.58	Indemnification Agreement, dated October 12, 2010, by and between the Company, as successor to Radius Health, Inc., and Alan Auerbach(3)

10.59	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Michael Rosenblatt, M.D. (3)

10.60	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Christopher Mirabelli(3)

10.61	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Augustine Lawlor(3)

10.62	Indemnification Agreement, dated November 14, 2003, by and between the Company, as successor to Nuvios, Inc., and Edward Mascioli, M.D. (3)

10.63	Consent to Sublease, dated January 14, 2011, by and among the Company, as successor to Radius Health, Inc., Sonos, Inc., and Broadway/Hampshire Associates Limited Partnership(6)

10.64	Sublease, dated January 14, 2011, by and between the Company, as successor to Radius Health, Inc., and Sonos, Inc. (6)

10.65	Amended and Restated Warrant to Purchase Common Stock, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and SVB Financial Group(3)

10.66**	Warrant to Purchase Series A-1 Convertible Preferred Stock, dated May 17, 2011, by and between the Company, as successor to Radius Health, Inc., and Leerink Swann LLC(3)

10.67	Redemption Agreement, by and between MPM Acquisition Corp. and MPM Asset Management LLC, dated April 25, 2011(7)

10.68	Loan and Security Agreement, dated May 23, 2011, with General Electric Capital Corporation as agent and a lender, and Oxford Finance LLC as a lender(4)

10.69	Promissory Note, dated May 23, 2011, issued by the Company to General Electric Capital Corporation in the principal amount of $12,500,000(4)

10.70	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $3,125,000(4)

10.71	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $9,375,000(4)

10.72	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to GE Capital Equity Investments(4)

10.73	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to Oxford Finance LLC(4)

10.74	Lease by and between Broadway Hampshire Associates Limited Partnership and Radius Health, Inc. 201 Broadway Cambridge, Massachusetts, dated July 15, 2011(2)

10.75*	Change Order Form #6, dated June 20, 2011, to the 3M Development Agreement, by and between the Company and 3M(13)

10.76*	Change Order Form #7, dated August 2, 2011, to the 3M Development Agreement, by and between the Company and 3M(13)

10.77*	Change Order Form #8, dated July 28, 2011, to the 3M Development Agreement, by and between the Company and 3M (11)

10.78*	Addendum to Change Order Form #8, dated August 16, 2011, to the 3M Development Agreement, by and between the Company and 3M (11)

10.79*	Change Order Form #9, dated August 12, 2011, to the 3M Development Agreement, by and between the Company and 3M (11)

10.80*	Change Order Form #10, dated October 3, 2011, to the 3M Development Agreement, by and between the Company and 3M(13)

10.81**	Radius Health, Inc. 2003 Long-Term Incentive Plan Stock Option Agreement, dated October 12, 2010 by and between the Company and Alan Auerbach for Option No. 10-01. (1)

10.82**	Radius Health, Inc. 2003 Long-Term Incentive Plan Stock Option Agreement, dated October 12, 2010 by and between the Company and Alan Auerbach for Option No. 10-02. (1)

16.1	Letter from Raich Ende Malter & Co. LLP as to the change in certifying accountant, dated as of July 20, 2011(10)

99.1	Audited financial statements of Target for the fiscal years ended December 31, 2010 and 2009 and Unaudited financial statements of Target for the three months ended March 31, 2011 and 2010(9)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2010 and the three months ended March 31, 2011(9)

*Confidential Treatment Requested by the Registrant.  Redacted Portion Filed Separately with the Commission.

**Share numbers and per share prices are presented pre-Reverse Split completed by Radius Health, Inc. on May 17, 2011.

(1)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on November 7, 2011

(2)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on September 30, 2011

(3)           Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 23, 2011.

(4)           Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 27, 2011.

(5)           Incorporated by reference to the Company’s Registration Statement on Form S-1 filed on June 23, 2011.

(6)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on September 30, 2011.

(7)           Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2011.

(8)           Incorporated by reference to the Company’s Periodic Report on Form 10-Q/A filed on October 24, 2011

(9)           Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on July 20, 2011.

(10)         Incorporated by reference to the Company’s Registration Statement on Form S-1/A filed on October 6, 2011.

(11)         Incorporated by reference to the Company’s Current Report on Form 8-K/A filed on October 24, 2011 relating to the Company’s Form 8-K initially filed on May 23, 2011.

(12)         Incorporated by reference to the Company’s 8-K/A filed October 24, 2011 relating to the Company’s Form 8-K initially filed on April 29, 2011.

(13)         Incorporated by reference to the Company’s Form 8-K/A filed November 8th, 2011 relating to the Company’s Form 8-K initially filed May 23, 2011.